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                              North Valley Bancorp

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                         Sandler O'Neill & Partners, LP

                    West Coast Financial Services Conference

                                 March 10, 2005


                                Edward J. Czajka
                               Executive VP / CFO


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   North Valley Bank                                               Business Bank
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                             Disclaimer Disclosure

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     This presentation contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those stated herein. For a discussion of factors that could cause actual results to differ, please refer to the Company's periodic reports filed with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2003 (and in particular, the discussion of risk factors within that report) which should be considered when evaluating the business prospects of the Company.

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                             Presentation Contents

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        1.    2004 Highlights

        2.    Growth Strategy

        3.    Business Model

        4.    Financial Information


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   North Valley Bank                                               Business Bank

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                                2004 Highlights

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     o    Acquired Yolo Community Bank, gaining entry into high-growth markets

     o    Organic loan growth of 24.2%

     o    Q4 NIM grew to 4.90% from Q3 4.55%

     o    Full implementation of SOX 404

     o    Announced two new locations, Santa Rosa and Ukiah

     o    23 locations, total assets now $866mm


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   North Valley Bank                                               Business Bank

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                                Growth Strategy

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     o    Organic growth emphasized in our faster-growth markets

     o De novo branching in markets that can be accretive to our organic growth rate

     o Acquisitions in contiguous markets exhibiting strong growth characteristics


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   North Valley Bank                                               Business Bank

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                                 Business Model

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     o    Consumer-focused retail branch system

     o    Five Business Banking Centers serving commercial clients

     o    Residential Real Estate Lending Group

     o    Scored Credits Consumer Lending

     o    Retail Investment Division


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   North Valley Bank                                               Business Bank

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                Diluted EPS                             Total Assets



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              Total Deposits                               Net Loans



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                                  NASDAQ: NOVB

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